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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 16, 2001 included in this Form 10-K, into Weatherford International, Inc.'s previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531, 333-36598,
333-41344, 333-44272, 333-44345, 333-48320, 333-48322, 333-53633, and 333-87057.




ARTHUR ANDERSEN LLP

Houston, Texas
March 21, 2001